UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2011

Neurologix, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-13347	06-1582875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Bridge Plaza, Fort Lee, New Jersey 07024
(Address of principal executive offices)

(201) 592-6451
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 8, 2011, Matthew J. During, M.D., D.Sc., one of the scientific co-founders of Neurologix, Inc., is making a presentation at a public meeting of the Recombinant DNA Advisory Committee (the “RAC”),  a federal advisory committee of the National Institutes of Health, in Bethesda, Maryland.  Such presentation will include a discussion and slide show presentation containing previously unreported results of Neurologix, Inc.’s Phase 2 trial for Parkinson’s disease.  A copy of the slides related to such results, substantially in the form to be used by Dr. During, is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 8, 2011, Neurologix, Inc. issued a press release regarding Dr. During’s presentation at the RAC’s public meeting in Bethesda, Maryland, as described above.  A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit

Number	Description
99.1	Slides related to previously unreported results of Neurologix, Inc’s Phase 2 trial for Parkinson’s disease (furnished pursuant to Item 7.01 of Form 8-K).
99.2	Press Release of Neurologix, Inc., dated June 8, 2011 (furnished pursuant to Item 7.01 of Form 8-K).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Date: June 8, 2011	By:	/s/ Marc L. Panoff
Name: Marc L. Panoff
Title: Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Slides related to previously unreported results of Neurologix, Inc’s Phase 2 trial for Parkinson’s disease (furnished pursuant to Item 7.01 of Form 8-K).
99.2	Press Release of Neurologix, Inc., dated June 8, 2011 (furnished pursuant to Item 7.01 of Form 8-K).